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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT   September 5, 2000          Commission file number    0-784
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                               DETREX CORPORATION
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             (Exact name of registrant as specified in its charter)


                Michigan                                     38-0480840
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     (State or other jurisdiction of                      (I.R.S. Employer
       incorporation or organization)                     Identification No.)

 24901 Northwestern Hwy., Ste. 500, Southfield,  MI             48075
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      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code            (248) 358-5800
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Securities registered pursuant to section 12(b) of the Act:

                                                       Name of each exchange on
Title of each class                                         which registered
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      None                                                       None

Securities registered pursuant to Section (g) of the Act:

                       Common Capital Stock, $2 Par Value
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                                (Title of Class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days.

                                                            YES  X        NO
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Item 5.  OTHER EVENTS

          The registrant issued the following press release on September 5, 2000:

"Detrex Corporation, a diversified manufacturer of chemicals and allied products for manufacturing and service industries, announced today that it has entered into an agreement to sell substantially all of the operating assets of its automotive primers and coatings subsidiary, Seibert-Oxidermo, Inc., to Red Spot Paint & Varnish Co., Inc. of Evansville, Indiana, for approximately $11,500,000 in cash. Other than real estate, the assets to be sold include substantially all of the assets used by Seibert in its paint business. Proceeds of the sale will be used by Detrex, initially to reduce debt, and thereafter for investment in it's core businesses. Detrex President and COO Tom Mark commented that "the sale of the Seibert business is a further step in executing our plan to unlock shareholder value. It will increase our financial strength and will permit us to focus more closely on our core businesses." The transaction is subject to a number of contingencies, such as bank financing and due diligence, and is expected to be completed by the end of September."

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The press release contains forward-looking statements that involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee future results, levels of activity, performance or achievements.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DETREX CORPORATION


                                            /s/ Gerald J. Israel
                                            -----------------------------------
                                            Gerald J. Israel
                                            Vice President, Finance,
                                            Chief Financial Officer & Treasurer


Dated:  September 5, 2000